UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 19, 2009

GEOS COMMUNICATIONS, INC.
(Exact name of Company as specified in its charter)

Washington	0-27704	91-1426372
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

430 North Carroll Avenue, Suite 120, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:	817-240-0202

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Geos Communications, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward-looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement

Series F Preferred Shares and Warrant Purchases

On November 19, 2009, pursuant to the terms of subscription agreement dated November 19, 2009 (in the form attached hereto as Exhibit 10.01, the “Subscription Agreement”) and for a total purchase price of $1,500,000, the Company issued to Steven F. Butterfield, Living Trust U/A/D 01/12/1999 (i) 1,500 shares of Series F Convertible Preferred Stock, no par value per share (the “Series F Preferred Shares”), and (ii) a three-year warrant (in the form attached hereto as Exhibit 10.02, the “Warrants”) to purchase 1,500,000 shares of the Company’s common stock, no par value per share (“Common Stock”), at a price of $0.625 per share.

On November 19, 2009, pursuant to the terms of Subscription Agreement dated November 19, 2009 and for a total purchase price of $100,000, the Company issued to William J. Kearns Trust, dated February 16, 2001 (i) 100 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 100,000 shares of the Company’s Common Stock, at a price of $0.625 per share.

On December 17, 2009, pursuant to the terms of Subscription Agreement dated December 17, 2009 and for a total purchase price of $150,000, the Company issued to Scott B. Butterfield and Susie Molenaar Butterfield (i) 150 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 150,000 shares of the Company’s Common Stock, at a price of $0.625 per share.

On December 24, 2009, pursuant to the terms of Subscription Agreement dated December 24, 2009 and for a total purchase price of $100,000, the Company issued to 2003 Cooper McKhann Family Trust (i) 100 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 100,000 shares of the Company’s Common Stock, at a price of $0.625 per share.

On December 27, 2009, pursuant to the terms of Subscription Agreement dated December 27, 2009 and for a total purchase price of $10,000, the Company issued to Kristi Reardon (i) 10 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 10,000 shares of the Company’s Common Stock, at a price of $0.625 per share. Ms. Kristi Reardon is the daughter of Michael D. Reardon, a member of the board of directors of the Company.

On December 29, 2009, pursuant to the terms of Subscription Agreement dated December 29, 2009 and for a total purchase price of $50,000, the Company issued to Richard Dahlson (i) 50 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 50,000 shares of the Company’s Common Stock, at a price of $0.625 per share.

On January 5, 2010, pursuant to the terms of Subscription Agreement dated January 5, 2010 and for a total purchase price of $10,000, the Company issued to Jamie Reardon (i) 10 shares of Series F Preferred Shares and (ii) a three-year Warrant to purchase 10,000 shares of the Company’s Common Stock, at a price of $0.625 per share. Ms. Jamie Reardon is the daughter of Michael D. Reardon, a member of the board of directors of the Company.

The 1,920 Series F Preferred Shares are convertible, at the option of the holder, into a total of 3,840,000 shares of Common Stock.  The Series F Preferred Shares are also subject to certain other rights and restrictions, as are set forth in the Company’s Certificate of Designations of Rights and Preferences of Series F Convertible Preferred Stock, as amended.

The Warrants are exercisable for three years from the Initial Exercise Date (as defined in the Warrants), at an exercise price of $0.625 per share, subject to adjustment as provided therein (the “Exercise Price”).  The Warrants are subject to a repurchase right under which the Company may repurchase any shares of Common Stock issued upon exercise of the Warrants, at a price of $0.10 per share, at any time at which the weighted average price (as defined in the Warrants) of the Common Stock is at or above 200% of the Exercise Price for twenty consecutive trading days.  The Subscription Agreements also provide for piggyback registration rights for shares of Common Stock underlying the Series F Preferred Shares and Warrants.

Item 3.02	Unregistered Sales of Equity Securities

As described under Item 1.01 above, (i) on November 19, 2009, the Company issued 1,600 Series F Preferred Shares, and Warrants for the purchase of 1,600,000 shares of Common Stock, for a total purchase price of $1,600,000, (ii) on December 17, 2009, the Company issued 150 Series F Preferred Shares and Warrants for the purchase of 150,000 shares of Common Stock for a total purchase price of $150,000, (iii) on December 24, 2009, the Company issued 100 shares of Series F Preferred Shares and Warrants for the purchase of 100,000 shares of Common Stock for a total purchase price of $100,000, (iv) on December 27, 2009, the Company issued 10 shares of Series F Preferred Shares and Warrants for the purchase of 10,000 shares of Common Stock for a total purchase price of $10,000, (v) on December 29, 2009, the Company issued 50 shares of Series F Preferred Shares and Warrants to purchase 50,000 shares of Common Stock for a total purchase price of $50,000, and (vi) on January 5, 2010, the Company issued 10 shares of Series F Preferred Shares and Warrants for the purchase of 10,000 shares of Common Stock for a total purchase price of $10,000. See Item 1.01 for a description of the Warrants, the Series F Preferred Shares, and the Subscription Agreements.  Additionally, see Item 1.01 for a description of the terms of conversion or exercise of the Warrants and the Series F Preferred Shares.

The sale of the Series F Preferred Shares and the Warrants were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the private offering exemption from registration provided by Section 4(2) of the Act.  No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were “accredited investors,” and transfer was restricted by the Company in accordance with the requirements of the Act.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Form of Warrant
10.2	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOS COMMUNICATIONS, INC.
(Company)

Date	February 5, 2010
By:		/s/ Andrew L. Berman
Name		Andrew L. Berman
Title:		Chief Executive Officer